SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 7, 2002
                                        ----------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                    000-19621              41-1454591
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(State or other jurisdiction of      Commission          (I.R.S. Employer
incorporation or organization)        File No.          Identification No.)


        7400 EXCELSIOR BOULEVARD
            MINNEAPOLIS, MN                                  55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.    Other Events.
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           On October 28, 2002, Appliance Recycling Centers of America, Inc.
issued a press release announcing its third quarter operating results. The Company reported revenues of $13,079,000 and net income of $274,000 or $.09 per diluted share for its quarter ended September 28, 2002. A copy of the press release is attached as an exhibit to this filing on Form 8-K.


Item 7(c). Exhibits.
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99         Press Release dated October 28, 2002, announcing its third quarter operating results.


Date: November 1, 2002                          /s/ Linda Koenig
                                                --------------------------------
                                                Linda Koenig, Controller